EXHIBIT 10.4
                                 PROMISSORY NOTE

$300,000.00                                             June 14, 2005
                                                        Jersey City, New Jersey

         FOR VALUE RECEIVED, INNOVA HOLDINGS, INC., a Delaware corporation (hereafter "Borrower"), promises to pay to the order of CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (hereafter "Lender"), at its office located at 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302, or at such other location or address as Lender may direct from time to time, the principal sum of Three Hundred Thousand Dollars ($300,000) (the "Principal Amount"), said principal being payable as follows:

         The Borrower shall repay the Promissory Note in three equal principal payments of One Hundred Thousand Dollars ($100,000) each. The first principal payment shall be due and payable on the thirtieth (30th) day following the date the Registration Statement ("Registration Statement") filed pursuant to the Registration Rights Agreement dated the date hereof between the Borrower and the Lender is declared effective by the U.S. Securities and Exchange Commission ("Effective Date"); the second principal payment shall be due and payable on the sixtieth (60th) day following Effective Date; and the third principal payment shall be due and payable on the ninetieth (90th) day following the Effective Date. This Promissory Note shall not bear interest unless and until there is an event of default.

         At the option of Lender, all sums advanced hereunder shall become immediately due and payable, without notice or demand, upon the occurrence of any one or more of the following events of default: (a) the undersigned's failure to pay in full any payment of principal under this Promissory Note within 5 days of the date when such payment of principal becomes due; (b) the commencement of any proceedings under any bankruptcy or insolvency laws, by or against the Borrower; or (c) the Registration Statement is not declared effective within one hundred eighty (180) days of the date hereof, unless such failure to obtain effectiveness is solely due to reasons related to the transactions described in the Company's April 29, 2003 8-K.

         No delay or omission on the part of Lender in the exercise of any right hereunder shall operate as a waiver of such right or of any other right under this Promissory Note. A waiver by Lender of any right or remedy conferred to it hereunder on any one occasion shall not be construed as a bar to, or waiver of, any such right and/or remedy as to any future occasion.

         Borrower agrees that in the event of a default in the payment of any installment of principal upon the date when the same severally become due hereunder, or, if each and every one of the terms and conditions of this Promissory Note are not duly performed, complied with, or abided by, the whole of said indebtedness then outstanding shall thereupon, at the option of Lender, become immediately due and payable. If this Promissory Note becomes in default and is placed in the hands of an attorney, the undersigned agrees to pay any and costs, charges and expenses incurred by Lender in the enforcement of its rights hereunder, including, but not limited to, reasonable trial and appellate attorney's fees, as well as all fees and expenses incurred in enforcing and collecting any judgment.

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         The undersigned and all persons now or hereafter becoming obligated or liable for the payment hereof do jointly and severally waive demand, notice of non-payment, protest, notice of dishonor and presentment.

         The undersigned does not intend or expect to pay, nor does Lender intend or expect to charge, collect or accept, any interest greater than the highest legal rate of interest which may be charged under any applicable law. Should the acceleration hereof or any charges made hereunder result in the computation or earning of interest in excess of such legal rate, any and all such excess shall be and the same is hereby waived by Lender, and any such excess shall be credited by Lender to the balance hereof.

         Each maker, endorser, or any other person, firm or corporation now or hereafter becoming liable for the payment of the loan evidenced by this Promissory Note, hereby consents to any renewals, extensions, modifications, release of security, or any indulgence shown to or any dealings between Lender and any party now or hereafter obligated hereunder, without notice, and jointly and severally agree, that they shall remain liable hereunder notwithstanding any such renewals, extensions, modifications or indulgences, until the debt evidenced hereby is fully paid.

         Principal may be prepaid in whole or in part at any time prior to the maturity of this Promissory Note. There is no prepayment fee or penalty. Each prepayment of principal shall be applied against the payments last due under this Promissory Note. No partial prepayment of principal shall act to suspend, postpone or waive any regularly scheduled payment of principal under this Promissory Note.

         Any payment of principal under this Promissory Note which is not paid within 5 days of the date such payment becomes due, shall bear interest at the rate of twelve (12) percent per annum commencing on the date immediately following the day upon which the payment was due. Upon the occurrence of any event of default as defined herein, all sums outstanding under this Promissory Note shall thereupon immediately bear interest at the rate of twelve (12) percent per annum, without notice to the undersigned or any guarantor or endorser of this Promissory Note, and without any affirmative action or declaration on the part of Lender.

         This Promissory Note shall be construed and enforced according to the laws of the State of New Jersey, excluding all principles of choice of laws, conflict of laws or comity. Each person now or hereafter becoming obligated for the payment of the indebtedness evidenced hereby expressly consents to personal jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, in the event of any litigation in any way arising out of the loan evidenced hereby, or any property given as collateral for the loan.

         The terms of this promissory note may not be changed orally.

         BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS PROMISSORY NOTE, OR

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ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, OR THE FINANCING
CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING THE LOAN EVIDENCED BY THIS PROMISSORY NOTE.

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         IN WITNESS WHEREOF, with the intent to be legally bound hereby, the
Company has executed this Promissory Note as of the date first written above.



                                         INNOVA HOLDINGS, INC.


                                         By:      /s/ Walter Weisel
                                            -----------------------------
                                         Name:    Walter Weisel
                                         Title:   Chief Executive Officer